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                                                                                                       Exhibit 10.1

                                          8% CONVERTIBLE PROMISSORY NOTE

£_______________                                                                               September ____, 2005

         FOR VALUE RECEIVED,  the adequacy of which is hereby acknowledged,  the undersigned,  ELCOM INTERNATIONAL,
INC., a Delaware  corporation,  whose principal address is 10 Oceana Way, Norwood,  Massachusetts  02062 ("Maker"),
promises       to       pay      to       ________________________________________________________________,       a
_________________________________________________________,         whose        principal         address        is
_________________________________________________________________   ("Payee"),   the  entire  aggregate   principal
amount  of  __________________________________________,  pursuant  to the terms and  conditions  contained  herein, together with interest thereon at the rate hereinafter provided, in accordance with the following.

1.       Principal and Interest.  The principal  amount of this Note and all interest  accrued thereon shall be due and payable upon written  demand by Payee in one  installment  within five business days after Maker notifies Payee that it has adequate  funds to repay this note (the  "Maturity  Date").  Interest on the  principal  amount of this
Note shall accrue at the rate of Eight Percent  (8.0%) per annum  commencing  as of the date hereof and  continuing until all  principal  and accrued  interest  owing under this Note is paid in full.  Interest  shall be  calculated upon a year of 360 days for the actual number of days elapsed.

2.       Payment.  In the event this Note is not  converted  pursuant to  Section 3,  all principal and all accrued interest due  hereunder  shall be payable on the Maturity  Date in sterling  (or by Maker's  check  payable in such money) to Payee in person or at  Payee's  address  (as given  above) or at such  other  place as Payee or any other holder of this Note may  designate  in writing to Maker.  Alternatively,  Payee may  designate a bank  account into which  Maker  shall wire  transfer  payments of  principal  and  interest.  To the extent  payment  becomes due and payable  under this Note on a day which is not a business  day, such payment is and shall be due and payable on the next succeeding business day.

3.       Optional Conversion.

(a)      Optional  Conversion.  The  outstanding  principal on this Note and all interest  accrued thereon shall be converted at the option of the Payee into shares of common stock,  par value $.01 per share  ("Common  Stock"),  at the same per share purchase price of the Common Stock in the AIM Financing (as defined  below).  For clarity,  upon conversion of this Note pursuant to this  subsection  3(a), this Note shall be converted into that number of shares of Common Stock equal to the quotient  obtained by dividing  (i) the sum of the outstanding  principal on this Note and all Accrued  Interest by (ii) the per share purchase  price of the Common Stock sold in the AIM Financing.  The term "AIM  Financing" as used herein shall refer to the sale by Maker of Common Stock in a single  transaction or a series of related  transactions,  to non-U.S.  persons outside the U.S.  pursuant to Regulation S promulgated under the Securities Act of 1933, as amended (the "Securities Act").

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(b)      Fractional  Shares.  Maker  shall not be  required  to issue  fractional  shares of Common  Stock upon the conversion  of this Note.  If Payee  would be  entitled,  upon the  exercise  of any rights  evidenced  hereby,  to receive a fractional  interest in a share of Common Stock,  in lieu thereof Payee shall be entitled to receive from
Maker an amount in cash equal to that portion attributable to such fractional share.

(c)      Other  Matters.  Maker  covenants that the shares of AIM Financing  Securities  issued upon the conversion of this Note will (i) when  issued upon such  conversion,  be validly  issued,  fully paid and  non-assessable  and
(ii) be issued in reliance upon the exemption from the registration and prospectus delivery  requirements  provided by Regulation S promulgated under the Securities Act.

4.       Representations  and Warranties of Maker.  Maker hereby  represents  and warrants that:  (a) Maker is duly organized,  validly  existing  and in good  standing  under the laws of the state of Delaware;  (b) the  execution, delivery and  performance  of this Note by Maker have been duly  authorized by all necessary  action,  corporate or otherwise,  of Maker  and are not in  contravention  of any of its  Certificate  of  Incorporation,  Bylaws  or any
agreements to which it is a party or by which any of its property is bound;  and (c) this Note is the legal,  valid and binding obligation of Maker, enforceable against Maker in accordance with its terms.

5.       Representations  and Warranties of Payee.  Payee hereby represent and warrants that:  (a) it is not a U.S.
person;  (b)  will resell shares of Common Stock only in accordance  with Regulation S, pursuant to registration or an  exemption  therefrom;  and (c) will  not engage in hedging  transactions  with regard to shares of Common Stock unless in compliance with the Securities Act.

6.       Events of  Default.  The  then-outstanding  principal  and accrued  interest  on this Note  shall,  at the option of Payee,  become due and payable  without notice or demand,  upon the happening of any one of the following specified events:

(a)      the making of a general assignment for the benefit of creditors by Maker;

(b)      the voluntary  filing of any petition or the  commencement of any proceeding by Maker for any relief under any bankruptcy or insolvency  laws, or any laws relating to the relief of debtors,  readjustment  of  indebtedness, reorganizations, compositions, or extensions; or

(c)      the  involuntary  filing of any  petition or the  commencement  of any  proceeding  against  Maker for any relief under any  bankruptcy or insolvency  laws,  or any laws relating to the relief of debtors,  readjustment  of indebtedness, reorganizations, compositions, or extensions, which proceeding is not dismissed within 30 days.

7.       Security.  This Note is secured  pursuant to that  certain  Amended  and  Restated  Collateral  Agency and
Security  Agreement,  among the Maker and each of the Secured Parties named therein,  which is incorporated  herein by reference as if fully set forth herein.

1.

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8.       Cancellation.  After all  principal  and  accrued  interest at any time owed on this Note has been paid in full, this Note shall be surrendered to Maker for cancellation and will not be reissued.

9.       Expenses of  Collection.  Maker agrees to pay Payee's  reasonable  costs in collecting  and enforcing this
Note, including reasonable attorney's fees.

10.      Waiver by Payee.  No waiver of any  obligation  of Maker under this Note shall be  effective  unless it is in a writing  signed by Payee.  A waiver by Payee of any right or remedy under this Note on any occasion  shall not be a bar to  exercise  of the same right or remedy on any  subsequent  occasion  or of any other right or remedy at any time.

11.      Notice.  Any notice  required or permitted under this Note shall be in writing and shall be deemed to have been given on the date of delivery,  if personally  delivered to the party to whom notice is to be given, or on the fifth business day after mailing,  if mailed to the party to whom notice is to be given, by certified mail,  return receipt requested, postage prepaid, and addressed as follows:

         if to Maker, at:
         Elcom International, Inc.
         10 Oceana Way
         Norwood, Massachusetts, 02062
         Attn:  President

         if to Payee, to
         ______________________________________
         ______________________________________
         ______________________________________

12.      Waiver by Maker.  Maker hereby  expressly  waives  presentment,  demand,  and  protest,  notice of demand, dishonor  and  nonpayment  of this  Note,  and all other  notices or  demands  of any kind in  connection  with the delivery, acceptance, performance, default or enforcement hereof.

13.      Severability.  If any one or more of the  provisions  of this  Note  shall  for any  reason  be held to be invalid,  illegal or unenforceable,  in whole or in part or in any respect, or if any one or more of the provisions of this Note operate or would  prospectively  operate to  invalidate  this Note,  then and in any such event,  such provision(s)  only  shall be deemed  null and void and shall not affect  any other  provision  of this Note and the remaining  provisions  of this Note  shall  remain  operative  and in full  force and effect and in no way shall be affected, prejudiced, or disturbed thereby.

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14.      Governing  Law. This Note shall be governed by and  construed in  accordance  with the laws of England and the parties submit to the non-exclusive jurisdiction of the English courts.

         IN WITNESS WHEREOF, Maker has executed this Note as of the date first above written.

                                                     ELCOM INTERNATIONAL, INC.

                                                     _________________________________
                                                     By:  Robert J. Crowell
                                                     Its:  Chairman and Chief Executive Officer

                                                     _______________________________
                                                     By:
                                                     Its: